                                                                     EXHIBIT 4.5


                                AMENDMENT NO.2
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDMENT dated as of October 24, 1997 to the Amended and Restated Credit Agreement dated as of May 30, 1997, as amended as of June 24, 1997 (the "CREDIT AGREEMENT") among VENCOR, INC. ("VENCOR"), the BANKS, SWINGLINE BANK, LC ISSUING BANKS, MANAGING AGENTS and CO-AGENTS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "DOCUMENTATION AGENT") and Collateral Agent, and NATIONSBANK, N.A., as Administrative Agent.

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to increase by $50,000,000 the amount of Restricted Payments that Vencor is permitted to make;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. AMENDMENT OF RESTRICTED PAYMENTS COVENANT. Section 5.11 of the Credit Agreement is amended to read as follows:

               Section 5.11. RESTRICTED PAYMENTS. Unless Vencor has an Investment Grade Rating, Vencor will not, and will not permit any Subsidiary to, declare or make any Restricted Payment on or after the Initial Closing Date, except:

                    (a) any distribution of shares of Ventech Systems, Inc. by Vencor to its own shareholders;

                    (b) dividends on Equity Securities of Vencor declared and paid during the period from January 1, 1997 to March 31, 1998, inclusive, in an aggregate amount not exceeding $10,000,000;

                    (c) Restricted Payments (other than dividends on Equity
               Securities of Vencor) made during the period from January 1, 1997 to March 31, 1998, inclusive, in an aggregate amount not exceeding $100,000,000; and

                    (d) any other Restricted Payment declared and made after
               March 31, 1998 if, immediately after such Restricted Payment is declared or made, the aggregate amount of all Restricted Payments declared or made after March 31, 1998 does not exceed the sum of
               (i) the amount set forth below opposite the period in which the date of such declaration or payment occurs plus (ii) the amount by which $100,000,000 exceeds the aggregate amount of all Restricted Payments made pursuant to clause (c) above:

                         PERIOD                             AMOUNT
               April 1, 1998 through March 31, 1999    $10,000,000
               April 1, 1999 through March 31, 2000    $20,000,000
               April 1, 2000 through March 31, 2001    $30,000,000
               April 1, 2001 through March 31, 2002    $40,000,000

          provided that in no event shall Vencor or any Subsidiary declare or make any Restricted Payment pursuant to this Section if, immediately before or after giving effect thereto, any Default shall have occurred and be continuing.

     SECTION 3.  REPRESENTATIONS OF VENCOR.  Vencor represents and warrants that
(i) the representations and warranties of Vencor set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. EFFECTIVENESS. This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") when the Documentation Agent shall have received from each of Vencor and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        VENCOR, INC.

                                        By: /s/ Steven L. Monaghan
                                           ------------------------------------
                                           Title: Vice President


                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK

                                        By: /s/ Diana H. Imhof
                                           ------------------------------------
                                           Title: Vice President


                                        NATIONSBANK, N.A.,

                                        By: /s/ Ashley M. Crabtree
                                           ------------------------------------
                                           Title: Senior Vice President


                                        BANK OF AMERICA NT & SA,

                                        By: /s/ Edward S. Han
                                           ------------------------------------
                                           Title: Vice President


                                        THE BANK OF NEW YORK

                                        By: /s/ Edward J. Dougherty, III
                                           ------------------------------------
                                           Title: Vice President

                                   THE CHASE MANHATTAN BANK

                                   By: /s/ Dawn Lee Lum
                                      -----------------------------
                                      Title: Vice President

                                   PNC BANK, KENTUCKY, INC,

                                   By: /s/ Benjamin A. Willingham
                                      -----------------------------
                                      Title: Vice President

                                   TORONTO DOMINION (TEXAS), INC.

                                   By: /s/ Darlene Riedel
                                      ------------------------------
                                      Title: Vice President

                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ W. J. Brown
                                      -------------------------------
                                      Title: Vice President

                                   CREDIT LYONNAIS NEW YORK BRANCH

                                   By: /s/ Farboud Tavangar
                                      -------------------------------
                                      Title: First Vice President

                                             CREDIT SUISSE FIRST BOSTON

                                             By:  /s/ Christian Bourqui
                                                --------------------------------
                                                 Title: Associate

                                             By:  /s/ Thomas G. Muoio
                                                --------------------------------
                                                 Title: Vice President

                                             DEUTSCHE BANK AG NEW YORK
                                              AND/OR CAYMAN ISLAND BRANCHES

                                             By:  /s/ Iain Stewart
                                                -------------------------------
                                                 Title: Vice President

                                             By:  /s/ Susan L. Peterson
                                                -------------------------------
                                                 Title: Vice President

                                             FLEET NATIONAL BANK

                                             By:  /s/ Ginger Stolzenthaler
                                                -------------------------------
                                                 Title: Senior Vice President

                                             THE INDUSTRIAL BANK OF JAPAN
                                              TRUST COMPANY

                                             By:  /s/ Takuya Honjo
                                                -------------------------------
                                                Title: Senior Vice President

                                             WACHOVIA BANK, N.A.,

                                             By:  /s/ John B. Tibe
                                                -------------------------------
                                                Title: Assistant Vice President

                                        ABN AMRO BANK N.V.

                                        By: /s/ Steven L. Hipsman
                                           ------------------------------------
                                           Title: Vice President

                                        By: /s/ Linda K. Davis
                                           ------------------------------------
                                           Title: Vice President


                                        BANK OF MONTREAL

                                        By: /s/ Peter W. Steelman
                                           ------------------------------------
                                           Title: Director


                                        BANK ONE, KENTUCKY, NA

                                        By: /s/ Dennis P. Heishman
                                           ------------------------------------
                                           Title: Senior Vice President


                                        COMERICA BANK

                                        By: /s/ Colleen M. Murphy
                                           ------------------------------------
                                           Title: Assistant Vice President

                                        CORESTATES BANK, N.A.

                                        By: /s/ Elizabeth D. Morris
                                           -----------------------------------
                                           Title: Vice President


                                        THE FUJI BANK, LIMITED

                                        By: /s/ Tetsuo Kamatsu
                                           -----------------------------------
                                           Title: Joint General Manager


                                        LTCB TRUST COMPANY

                                        By: /s/ Hiroshi Kitada
                                           -----------------------------------
                                           Title: Senior Vice President


                                        NATIONAL CITY BANK OF KENTUCKY,

                                        By: /s/ Deroy Scott
                                           -----------------------------------
                                           Title: Vice President


                                        NBD BANK, N.A.

                                        By: /s/ Christine M. Morrison
                                           -----------------------------------
                                           Title: Vice President


                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: /s/ Patricia A. Samson
                                           -----------------------------------
                                           Title: Assistant Vice President

                                        AMSOUTH BANK OF ALABAMA

                                        By: /s/ Keith S. Law
                                           -----------------------------------
                                           Title: Vice President


                                        BANQUE PARIBAS

                                        By:___________________________________
                                           Title:

                                        By:___________________________________
                                           Title:


                                        FIRST UNION NATIONAL BANK OF
                                         NORTH CAROLINA

                                        By: /s/ Ann M. Dodd
                                           -----------------------------------
                                           Title: Senior Vice President


                                        U.S. BANK OF WASHINGTON, N.A.

                                        By: /s/ Arnold J. Conrad
                                           -----------------------------------
                                           Title: Vice President


                                        CIBC, INC.

                                        By: /s/ Judith A. Kirshner
                                           -----------------------------------
                                           Title: Executive Director

                                        KREDIETBANK, N.V.

                                        By: /s/ Robert Snauffer
                                           ------------------------------------
                                           Title: Vice President

                                        By: /s/ Tod R. Angus
                                           ------------------------------------
                                           Title: Vice President


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By: /s/ Nobuo Tominaga
                                           ------------------------------------
                                           Title: Chief Manager


                                        THE SAKURA BANK LIMITED
                                        NEW YORK BRANCH

                                        By:____________________________________
                                           Title:


                                        SOCIETE GENERALE, CHICAGO
                                         BRANCH

                                        By:____________________________________
                                           Title:


                                        FIRST AMERICAN NATIONAL BANK

                                        By: /s/ Kent D. Wood
                                           ------------------------------------
                                           Title: Assistant Vice President

                                        BANK OF LOUISVILLE


                                        BY: /s/ Roy L. Johnson, Jr.
                                           -------------------------------------
                                            Title: Senior Vice President



                                        THE DAI-ICHI KANGYO BANK, LTD.
                                        CHICAGO BRANCH


                                        By: /s/ Takeo Teramura
                                           -------------------------------------
                                            Title: Vice President


                                        FIFTH THIRD BANK


                                        By: /s/ Judy R. Semaria
                                           -------------------------------------
                                            Title: Assistant Vice President